UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________________
 FORM 8-K
______________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 27, 2024
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Perrigo Company plc

(Exact name of registrant as specified in its charter)
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Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

The Sharp Building, Hogan Place, Dublin 2, Ireland D02 TY74
+353 1 7094000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)
________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Securities Registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, €0.001 par value	PRGO	New York Stock Exchange
3.900% Notes due 2024	PRGO24	New York Stock Exchange
4.375% Notes due 2026	PRGO26	New York Stock Exchange
4.650% Notes due 2030	PRGO30	New York Stock Exchange
5.300% Notes due 2043	PRGO43	New York Stock Exchange
4.900% Notes due 2044	PRGO44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02.    Results of Operations and Financial Condition

On February 27, 2024, Perrigo Company plc (the “Company”) released earnings for the fourth quarter ended December 31, 2023. The press release related to the Company’s earnings is attached as Exhibit 99.1.

The Company provides non-GAAP financial measures as additional information that it believes is useful to investors and analysts in evaluating the performance of the Company's ongoing operating trends, facilitating comparability between periods and companies in similar industries and assessing the Company's prospects for future performance. These non-GAAP financial measures exclude items, such as impairment charges, amortization expense, restructuring charges, and acquisition and integration-related charges, that by their nature affect comparability of operational performance or that we believe obscure underlying business operational trends. The intangible asset amortization excluded from these non-GAAP financial measures represents the entire amount recorded within the Company’s GAAP financial statements and is excluded because the amortization, unlike the related revenue, is not affected by operations of any particular period unless an intangible asset becomes impaired or the estimated useful life of an intangible asset is revised. The revenue generated by the associated intangible assets has not been excluded from the related non-GAAP financial measure. The non-GAAP measures the Company provides are consistent with how management analyzes and assesses the operating performance of the Company, and disclosing them provides investor insight into management’s view of the business. Management uses these adjusted financial measures for planning and forecasting in future periods, and evaluating segment and overall operating performance. In addition, management uses certain of the profit measures as factors in determining compensation.

Non-GAAP measures related to profit measurements, which may include adjusted gross profit, adjusted operating income, adjusted net income, adjusted diluted earnings per share, adjusted gross margin and constant currency net sales growth are useful to investors as they provide them with supplemental information to enhance their understanding of the Company’s underlying business performance and trends, and enhance the ability of investors and analysts to compare the Company’s period-to-period financial results. Management believes that adjusted gross margin and adjusted operating margin are useful to investors, in addition to the reasons discussed above, by allowing them to more easily compare and analyze trends in the Company’s peer business group and assisting them in comparing the Company’s overall performance to that of its competitors. The Company also discloses constant currency net sales growth and organic net sales growth, which excludes acquisitions, divestitures, and the impact of currency. These adjustments together help investors understand the business on both a continuing and going-forward basis without the exogenous impact of foreign exchange. The Company believes these supplemental financial measures provide investors with consistency in financial reporting, enabling meaningful comparisons of past and present underlying operating results, and also facilitate analysis of the Company’s operating performance and acquisition and divestiture trends.

Investors should consider the non-GAAP measures provided in the attached earnings release in conjunction with, and not in lieu of, the Company's reported financial statements in accordance with GAAP.

In deriving some or all of the non-GAAP measures provided, reported results for the periods below were adjusted for the following items:

Three Months Ended December 31, 2023 Results

•Impairment charges
•Amortization expense related primarily to acquired intangible assets
•Restructuring charges and other termination benefits
•Unusual litigation
•Acquisition and integration-related charges and contingent consideration adjustments
•Other non-GAAP adjustments
•(Gain) loss on investment securities
•(Gain) loss on early debt extinguishment
•Non-GAAP tax adjustments
•Foreign currency translation movement

Three Months Ended December 31, 2022 Results

•Amortization expense related primarily to acquired intangible assets
•Restructuring charges and other termination benefits
•Acquisition and integration-related charges and contingent consideration adjustments
•Unusual litigation
•(Gain) loss on investment securities
•Non-GAAP tax adjustments
•Foreign currency translation movement

Twelve Months Ended December 31, 2023 Results

•Amortization expense related primarily to acquired intangible assets
•Impairment charges
•Restructuring charges and other termination benefits
•Unusual litigation
•Acquisition and integration-related charges and contingent consideration adjustments
•(Gain) loss on early debt extinguishment
•(Gain) loss on divestitures and investment securities
•Milestone payments received related to royalty rights
•Other non-GAAP adjustments
•Non-GAAP tax adjustments
•Foreign currency translation movement

Twelve Months Ended December 31, 2022 Results

•Amortization expense related primarily to acquired intangible assets
•Acquisition and integration-related charges and contingent consideration adjustments
•Restructuring charges and other termination benefits
•(Gain) loss on early debt extinguishment
•Unusual litigation
•Impairment charges
•(Gain) loss on divestitures and investment securities
•Non-GAAP tax adjustments
•Foreign currency translation movement

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.    Financial Statements and Exhibits

(d)Exhibits

Exhibit Number	Description

99.1	Press Release issued by Perrigo Company plc on February 27, 2024 furnished solely pursuant to Item 2.02 of Form 8-K.

104	Cover Page Interactive Data file (embedded within the Inline XBRL document).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
PERRIGO COMPANY PLC

		By:	/s/ Eduardo Bezerra
Dated:	February 27, 2024		Eduardo Bezerra
Chief Financial Officer